UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2013

TEMPUR SEALY INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31922	33-1022198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Tempur Way Lexington, Kentucky		40511
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 878-8889

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

The information set forth in Item 2.03 is hereby incorporated into Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant

On July 11, 2013 (the “Amendment Effective Date”), Tempur Sealy International, Inc. (the “Company”), Tempur-Pedic Management, LLC, Tempur-Pedic North America, LLC, Tempur Production USA, LLC, as co-borrowers, certain subsidiaries of the Company, as guarantors, Bank of America, N.A., Barclays Bank PLC, JPMorgan Chase Bank, N.A., Wells Fargo Bank, Fifth Third Bank, and certain other Lenders identified therein, and Bank of America, N.A., as Administrative Agent, entered into an Amendment No. 3 to its Credit Agreement dated December 12, 2012, as amended by Amendment No. 1 dated March 13, 2013 and Amendment No. 2 dated May 16, 2013.

The Amendment No. 3 provides for a refinancing senior secured term A facility (the “term A facility”) to be made by Bank of America, N. A. on the Amendment Effective Date in an initial aggregate principal amount of $536,250,000, the proceeds of which are to be applied to prepay in full the existing senior secured term A facility under the Credit Agreement. In addition, the Amendment No. 3 provides for a reduction in the interest rate of the term A facility as follows: (i) as of the Amendment Effective Date, the applicable margin for LIBOR loans is 2.25% and the applicable margin for base rate loans is 1.25% and (ii) following the delivery of financial statements for the first fiscal quarter ending after the Amendment Effective Date, the applicable margin for base rate loans and LIBOR loans will be determined by a pricing grid based on the consolidated total net leverage ratio of the Company with a range for LIBOR loans of 1.75%—2.50% and a range for base rate loans of 0.75%—1.50%. As a result of this repricing, the current interest rates on the term A facility have been reduced by 75 basis points. The Amendment No. 3 also amends the affirmative covenants with respect to financial reporting by limiting the Company’s ongoing financial reporting delivery requirements to the Administrative Agent and Lenders to annual and quarterly reports and information, documents and other reports as required by Section 13 or 15(d) of the Securities Exchange Act of 1934.

A copy of Amendment No. 3 is attached hereto as Exhibt 10.1 and is incorporated by reference in this Item 2.03. The description of Amendment No. 3 in this report is a summary and is qualified in its entirety by the terms of Amendment No.3.

Item 7.01.	Regulation FD

This repricing further improves the Company’s capital structure, and the Company currently expects the repricing to reduce its annual cash interest costs by more than $3 million.

The information provided in this Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit	Description

10.1	Amendment No. 3, dated as of July 11, 2013, to that certain Credit Agreement, dated as of December 12, 2012, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements,” within the meaning of federal securities laws, including, without limitation, statements regarding the Company’s anticipated interest expense savings as a result of the repricing of its term A facility. All forward looking statements are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations or that these beliefs will prove correct.

Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include risks associated with the Company’s new capital structure and increased debt level; the ability to successfully integrate Sealy into the Company’s operations and realize cost and revenue synergies and other benefits from the transaction; general economic, financial and industry conditions, particularly in the retail sector, as well as consumer confidence and the availability of consumer financing; changes in interest rates; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the Company’s retail channel, including the timing of opening or expanding within large retail accounts; the Company’s ability to expand brand awareness, distribution and new products; the Company’s ability to continuously improve and expand its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; the effects of strategic investments on the Company’s operations; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carry forwards; the outcome of various pending tax audits or other tax proceedings; changing commodity costs; the risk that the Company’s final purchase price allocation relating to the Sealy acquisition could be significantly different from the Company’s initial estimated purchase price allocation; and the effect of future legislative or regulatory changes.

Additional information concerning these and other risks and uncertainties are discussed in the Company’s filings with the Securities and Exchange Commission, including without limitation the Company’s Annual Report on Form 10-K under the headings “Special Note Regarding Forward-Looking Statements” and “Risk Factors.” Any forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 12, 2013

Tempur Sealy International, Inc.

By:	/s/ Dale E. Williams
Name: Dale E. Williams
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment No. 3, dated as of July 11, 2013, to that certain Credit Agreement,dated as of December 12, 2012, as amended.